Property, Plant and Equipment, Net - Schedule of Carrying Value of Property, Plant and Equipment on Finance Lease Arrangements (Details) - Motor Vehicles [Member]	Mar. 31, 2025 SGD ($)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 SGD ($)
Schedule of Carrying Value of Property, Plant and Equipment on Finance Lease Arrangements [Line Items]
Motor vehicles	$ 2,241,131	$ 1,666,888	$ 1,559,976
Less: Accumulated amortization	(1,406,214)	(1,045,901)	(1,136,177)
Motor vehicles, net	$ 834,917	$ 620,987	$ 423,799